Exhibit 99.1

Orchestra BioMed Corporate Presentation Q4 2023

| Corporate Presentation Q4 2023 2 This presentation has been prepared for informational purposes only from information supplied by Orchestra BioMed Holdings, Inc . , referred to herein as “we,” “our,” “Orchestra BioMed,” and “the Company,” and from third - party sources indicated herein . Such third - party information has not been independently verified . Orchestra BioMed makes no representation or warranty, expressed or implied, as to the accuracy or completeness of such information . Certain statements included in this document that are not historical facts are forward - looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995 . Forward - looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters . These forward - looking statements include, but are not limited to, statements relating to the potential safety and efficacy of our product candidates, the initiation and timing of our planned pivotal trials and reporting of top - line results, expected market sizes for our product candidates, the ability of our partnerships to accelerate clinical development, and our estimated future financial performance and financial position . These statements are based on various assumptions, whether or not identified in this document, and on the current expectations of the Company’s management and are not predictions of actual performance . These forward - looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability . Actual events and circumstances are difficult or impossible to predict and may differ from assumptions . Many actual events and circumstances are beyond the control of the Company . These forward - looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions ; risks related to regulatory approval of the Company’s product candidates ; the timing of, and the Company’s ability to achieve expected regulatory and business milestones ; the impact of competitive products and product candidates ; and the risk factors discussed under the heading “Item 1 A . Risk Factors” in the Company’s quarterly report on Form 10 - Q filed with the U . S . Securities and Exchange Commission on May 12 , 2023 as updated by any risk factors disclosed under the heading “Item 1 A . Risk Factors” in the Company’s subsequently filed quarterly reports on Form 10 - Q . The Company operates in a very competitive and rapidly changing environment . New risks emerge from time to time . Given these risks and uncertainties, the Company cautions against placing undue reliance on these forward - looking statements, which only speak as of the date of this presentation . The Company does not plan and undertakes no obligation to update any of the forward - looking statements made herein, except as required by law . Forward - Looking Statements

Orchestra BioMed Executive Overview

Partnership-enabled business model designed to:

- Accelerate innovation to patients
- Drive strong partner and shareholder value
- Yield exceptional future profitability

Lead Program

BackBeat CNT™ (AVIM* therapy)

Targets >$10B annual hypertension markets

- Statistically significant double-blind, randomized pilot study trial efficacy data
- IDE approved
- Global pivotal study starting Q4 2023

Strategic collaboration

Medtronic

Double-digit revenue share



120

Pipeline Program

Virtue® SAB

- **Targets >$3B** annual artery disease markets
- Strong 3-year multi-center pilot study safety and efficacy data
- Conditional IDE approved; study expected in 2024

Strategic collaboration

TERUMO

Double-digit revenue share

Expected cash runway into 2H 2026

Major strategic & institutional investors

Medtronic rtw PERCEPTIVE ADVISORS TERUMO

*AVIM = atrioventricular interval modulation

3 | Corporate Presentation Q4 2023

Orchestra BioMed™

Orchestra BioMed's Partnership-Enabled Model Benefits All

Orchestra BioMed
Development

- Secure substantial long-term royalties
- Outsource commercialization
- Multiple pipeline opportunities

Shared Benefits
Innovation

- Improve patient lives
- Accelerate development
- Leverage expertise & resources

Strategic Partners
Commercialization

- Enable new growth opportunities
- Outsource development
- Minimize P&L dilution

4 | Corporate Presentation Q4 2023

Orchestra BioMed

Advancing High-Impact Pipeline

Product Platforms	Target Indications	Preclinical	Clinical Feasibility	Clinical Pivotal	Partner	Study Sponsor
Lead Program						
BackBeat CNT™ (AVIM Therapy)	**Hypertension (HTN)** (pacing patients; HTN+P)	IDE Approved			Medtronic	Orchestra BioMed
	High-Risk HTN[2] (non-pacing patients)				Medtronic ROFN	
CNT - HF	Heart Failure					
Pipeline Program						
Virtue® Sirolimus AngioInfusion™ Balloon (SAB)	**Coronary In-Stent Restenosis (ISR) – U.S.**	IDE Approved & FDA Breakthrough[3]			TERUMO	Orchestra BioMed
	Coronary Small Vessel (SV)[1] - U.S.	FDA Breakthrough[4]			TERUMO	TERUMO
	Coronary SV/ISR - Japan				TERUMO	TERUMO

1Will seek to leverage data from HTN+P pilot and pivotal trials to support clinical and regulatory development for High-Risk HTN indication given that age and other demographic factors of the target population are expected to be similar, the type of hypertension treated will likely be isolated systolic hypertension which is predominant in the HTN+P population, and other co-morbidities are also expected to be common to both target populations. However, there have been no discussions with the FDA or a comparable foreign regulator in this regard. 2 Plan to leverage existing coronary ISR data to support potential Pivotal Study, although there have only been limited discussions with the FDA or a comparable foreign regulator in this regard. 3Virtue SAB has received Breakthrough Device Designation for the balloon dilatation of the stenotic portion (up to 26 mm length) of a stented coronary artery (in-stent restenosis (ISR)) that is 2.25 to 4.0 mm in diameter, for the purpose of improving lumen diameter; 4Virtue SAB has received Breakthrough Device Designation for the balloon dilatation of the de novo stenotic portion (up to 26mm in lesion length) of a native coronary artery of 2.0 mm to 2.5 mm in diameter (small coronary arteries), for the purpose of improving lumen diameter;

5 | Corporate Presentation Q4 2023

Orchestra BioMed

Highly Accomplished Executive Team & Board



David Hochman
Chairman, CEO, Founder

Orchestra · BackBeat Medical · Caliber · Prolor Biotech · Health Dialog · Spencer Trask Ventures



Darren R. Sherman
President, COO, Director, Founder

Orchestra · Caliber · BackBeat Medical · Revivant · Cordis



Andrew Taylor
Chief Financial Officer

Motus · avertix · AC Lordi



Yuval Mika, Ph.D.
GM & CTO, Bioelectronic Therapies

BackBeat Medical · Impulse Dynamics · MetaCure



George Papandreou, Ph.D.
GM & SVP, Focal Therapies

Cordis · Bard · BD



Hans-Peter Stoll, M.D., Ph.D.
Chief Clinical Officer

Biosensors International · Cordis · ICRA · GE Healthcare



Bill Little
EVP, Corporate Development & Strategy

Abbott · neovasc · Boston Scientific · St. Jude Medical · Bard · BD

Avi Fischer, M.D.
SVP, Medical Affairs & Innovation

Abbott · St. Jude Medical · Mount Sinai Hospital · Brigham and Women's Hospital

Bob Laughner
SVP, Regulatory & Quality

Cook Medical · MedImmune · AstraZeneca

Ziv Belsky
VP, Research, Bioelectronic Therapies

NewPace · Novogate Medical · FNA

Juan Lorenzo
SVP, Product Development, Focal Therapies

Cordis · Cerenovus · J&J

Lisa Daniels
VP, Human Resources

Inovio · Coherent · Adare Pharmaceuticals · inVentiv Health

Executive Team: | **>300** Years of Experience | **~25** Avg Industry Years | **>100** Product Approvals | **>600** Authored Patents

Independent Board Members

Jason Aryeh
Ligand · Anebulo Pharmaceuticals

Pamela Connealy
Pyxis Oncology · Immunovant · kiva · salesforce · Genentech · Bill & Melinda Gates foundation

Eric S. Fain, M.D.
Procyrion · Abbott · St. Jude Medical

Eric A. Rose, M.D.
Abiomed · SIGA · MacAndrews & Forbes Holdings Inc. · Columbia University Medical Center

6 | Corporate Presentation Q4 2023

Orchestra BioMed

BackBeat CNT Ρ Atrioventricular interval modulation (AVIM) therapy 7 | Corporate Presentation Q4 2023

AVIM Therapy Overview 1 Company estimates based on published sources, including National Inpatient Survey (NIS) and National Health and Nutrition Exa min ation Survey (NHANES) Collaboration with 8 Hypertension is the leading global risk factor for death and #1 comorbidity in the pacemaker population (over 70%) 1 Unmet Need Pacemaker - delivered therapy designed to immediately, persistently and substantially lower blood pressure Over 750K patients annually receiving pacemakers also have hypertension Opportunity Innovation | Corporate Presentation Q4 2023

Large Global Opportunity for Treating Hypertension in Target Populations

HTN + Pacemaker

750,000 patients

~70% of pacemaker patients[1]

>$2 Billion*


Annual Global Opportunity

High Risk HTN

2,400,000 patients

~0.2% of HTN patients

>$8 Billion*

- Same pacemaker patients, same device implant, and same treating physicians
- Leverageable existing reimbursement structures

- Older patients with uncontrolled hypertension and other significant comorbidities
- Similar demographic to pacemaker patients, high-risk, difficult-to-treat

*Total addressable market in 2025 based on company estimates; 1Company estimates based on published sources, including National Inpatient Survey (NIS) and National Health and Nutrition Examination Survey (NHANES); Definition: Hypertension (HTN)

9 | Corporate Presentation Q4 2023

Strategic Collaboration

Orchestra BioMed

- Developed BackBeat CNT (AVIM therapy) from concept stage; owns all related IP
- Conducted all prior development work including MODERATO I & II clinical studies
- Partnered with Medtronic for global regulatory approval and commercialization
- Sponsor for the BACKBEAT Study
- **$500 - $1,600 revenue share** per AVIM-enabled device[1]

Medtronic

- Global market leader in cardiac pacing therapy: **>$1.5B** in annual revenues
- Providing leading device plus clinical & regulatory resources
- Exclusive global commercial rights for AVIM therapy in pacemaker-indicated patients
- Right of first negotiation to expand global rights for the treatment of non-pacemaker HTN patients
- **$50M equity investment** in Orchestra BioMed

[1] Amount is based on higher of (1) a fixed dollar amount per device (amount varies materially on a country-by-county basis) or (2) a percentage of sales.

10 | Corporate Presentation Q4 2023

Novel Mechanism of Action Designed to Substantially Reduce Blood Pressure

Bioelectronic Control of Ventricular Filling Immediately **Reduces Blood Pressure**



Pressure overshoot indicating increased Total Peripheral Resistance (TPR)
ANS response drives blood pressure back toward baseline
60 Sec
Short AV pacing
Pressure
Time

AVIM
ACTIVATION

AVIM-Mediated Pressure Patterns **Modulate Autonomic Nervous System (ANS) Response**



Slow increase in blood pressure suggesting modulation of ANS activity and TPR
Stable blood pressure reduction
60 Sec
AVIM pacing
Pressure
Time

AV (Atrioventricular), TPR (Total Peripheral Resistance)

11 | Corporate Presentation Q4 2023

Orchestra BioMed™

12 Feasibility Study in Canine HTN Model Proof of concept in 5 dogs Acute Feasibility Study in Subjects with HTN 18 patients 2012 ϮϬϭϲ MODERATO II – Pilot Study Prospective, multi - center, randomized, controlled, double - blind pilot study in 47 patients – 6 - month primary endpoint data late - breaking presentation at TCT ϮϬϭϵ MODERATO I - First In - Human Implant Study Multi - center, Single - arm Study in 27 patients TCT Innovation Shark Tank Award Best Abstract at ICI MODERATO II Two - year and ISH results Presented at TCT Peer - Reviewed Publication of MODERATO II Results in the Journal of the American Heart Association Existing Body of Clinical Data Supporting Efficacy and Safety | Corporate Presentation Q 4 2023

1 Kalaras et al. Journal of the American Heart Association. 2021;10:e020492 ahajournals.org/ doi /10.1161/JAHA.120.020492; 2 Burkhoff MODERATO II Study 2 - Year Results TCT 2021; 3 24 - Hr aSBP Control (n=19),1 control patient could not be measured despite repeat measurement (patient had extremely high blood pressure) ; D efinitions: Major Adverse Cardiac Events (MACE) included death, heart failure, clinically significant arrhythmias (i.e., persistent or increased atrial fibrillation, serious ventricular arr hyt hmias), myocardial infarction, stroke and renal failure in treatment group calculated per patient, Office Systolic Blood Pressure (oSBP); Ambulatory Systolic Blood Pressure (aSBP) Significant Reduction in 24 - Hr aSBP and oSBP 1,2 Control (n=20) 3 AVIM Therapy (n=26) - 11.1 mmHg - 17.5 mmHg 0% 85% 13 6 Months 24 Months aSBP oSBP 6 Months 0 - 5 - 10 - 15 - 20 - 11.1 P < 0.001 - 12.4 P < 0.001 - 0.1 P = 0.94 - 17.5 P < 0.01 Δ - 12.3 p = 0.02 Δ - 8.1 p = 0.01 Δ in BP (mmHg) - 3.1 P = 0.17 - 15. 6 P < 0.001 - 1.5 P = 0.5 1 day Δ - 14.1 p = 0.001 ĂĐŬĞĂƚEd Ρ ;s/DƚŚĞƌĂƉǇͿ ƐŚŽǁĞĚĞŶĐŽƵƌĂŐŝŶŐƌĞƐƵůƚƐŝŶ DKZdK//͕ĂƉƌŽƐƉĞĐƚŝǀĞ͕ ŵƵůƚŝ Ͳ ĐĞŶƚĞƌ͕ƌĂŶĚŽŵŝǌĞĚ͕ ;ĂĐŬĞĂƚEdнŵĞĚŝĐĂů ƚŚĞƌĂƉǇǀƐ͘ĐŽŶƚŝŶƵĞĚŵĞĚŝĐĂů ƚŚĞƌĂƉǇͿ͕ĐŽŶƚƌŽůůĞĚ͕ĚŽƵďůĞ Ͳ ďůŝŶĚ͕ƉŝůŽƚƐƚƵĚǇŽĨƉĂĐĞŵĂŬĞƌ ƉĂƚŝĞŶƚƐǁŝƚŚƉĞƌƐŝƐƚĞŶƚ ŚǇƉĞƌƚĞŶƐŝŽŶ MODERATO II Randomized, Double - Blind Results | Corporate Presentation Q4 2023

FDA IDE - approved Efficacy endpoint: Safety endpoint: at 3 months post randomization Secondary/additional endpoints 500 patients across ~80 study sites 14 <d^ƚƵĚǇ^ƵŵŵĂƌǇ | Corporate Presentation Q4 2023

BACKBEAT Study Design



Pre-Screening
90 days
Run-in Phase
4-weeks
Enrollment/ Randomization
Blinded Study
12 months
Open-Label Crossover Follow-up Phase
Hypertensive patients with a recent Medtronic pacemaker implant
NO DEVICE IMPLANTS IN STUDY
Informed Consent
Run-In Phase
Standard Pacing only
AVIM therapy download and set up
Test eligibility at end of Run-in
No
Withdraw
R
Treatment:
AVIM therapy + medical therapy
Primary at 3M
Follow-up at 12M
Control:
Medical therapy
Primary at 3M
Follow-up at 12M
2 years from unblinding
Target completion of enrollment in mid-2025
Potential Regulatory Submissions

15 | Corporate Presentation Q4 2023

Orchestra BioMed™

Virtue® Sirolimus AngioInfusion Ρ Balloon (SAB) ϭϲ | Corporate Presentation Q4 2023

17 o Significant opportunity in an established multi - billion dollar market migrating toward drug - eluting balloons as the new standard of care o Highly - differentiated, best - in - class non - coated drug/device combination designed to overcome limitations of drug - coated balloons o Strategic collaboration with Terumo , a g lobal leader in interventional cardiology devices with >$ 2.5 B in annual division revenues C ollaboration w ith Designed to Enable Angioplasty with Protected Delivery of Extended - Release Sirolimus with Nothing Left Behind Virtue ® SAB overview | Corporate Presentation Q4 2023

ŶŐŝŽƉůĂƐƚǇǁŝƚŚ WƌŽƚĞĐƚĞĚĞůŝǀĞƌǇ ŽĨǆƚĞŶĚĞĚZĞůĞĂƐĞ ^ŝƌŽůŝŵƵƐ Virtue ® SAB – Redefining the Class of Drug - Eluting Balloons 1000 100 10 1 0.1 0.01 Ϭ͘ϬϬϭ 0.0001 Required Therapeutic Concentration > 1ng/mg Lung, liver & kidney below level of assay quantification ( 0.1 ng/mg) in < 1 week 0 5 10 15 ϮϬ 25 30 Target Lesion Distal tissue Kidney Liver Lun g Time (Days) N = 753 porcine coronary artery segments Sirolimus Tissue Concentration (ng/mg) 1 Granada et al. EuroIntervention 2016;12:740 - 747 ͮ ŽƌƉŽƌĂƚĞWƌĞƐĞŶƚĂƚŝŽŶY ϰϮϬϮϯ 18 Published Animal Data Demonstrates Therapeutic Sirolimus Tissue Concentration Through Critical Healing Period DŝĐƌŽƉŽƌŽƵƐ ŶŐŝŽ/ŶĨƵƐŝŽŶ Ρ ĂůůŽŽŶ ^ŝƌŽůŝŵƵƐ&Z Ρ Precise dose loaded inside balloon system No c oating = no drug loss in transit Intended dose delivered during angioplasty No c oating = no large particulate 1 Ϯ 3 Standard navigation to lesion No c oating

Virtue SAB: Highly Differentiated

	Virtue SAB (SirolimusEFR)	Paclitaxel-coated balloons	Sirolimus- coated balloons
Superior Pharmaceutical Agent for Restenosis Based on 26 DES coronary RCTs	✓	X	✓
Peer-Reviewed Pharmacokinetics Data for >28 days elution	✓	-	X
No Coating No rush to target lesion, no large particulate	✓	X	X
Protected Drug Delivery No drug loss in transit; deliver full/intended dose at time of angioplasty	✓	X	X
No Procedural Time Constraints No limitations in time to deliver balloon to lesion	✓	X	X
Does Not Generate Large Particulates Non-coated drug-eluting balloon	✓	X	X

DES = drug-eluting stents; RCT = randomized control trial

19 | Corporate Presentation Q4 2023

Orchestra BioMed™

Compelling SABRE Trial Results in Coronary ISR Patients

Virtue® SAB preliminarily demonstrated encouraging safety and efficacy results in patients with coronary in-stent restenosis (ISR) in prospective, multi-center SABRE Trial[1]

0.12mm
LLL at 6-months

2.8%
Target Lesion Failure at 1 year

0%
New TLR between 1 to 3 years

Preliminary Efficacy Results Showed Low 0.12mm Late Loss

	Per Protocol[4]
n	36
Reference Vessel Dianeter (RVD) mm[1]	2.52 ± 0.32
Minimum Lumen Diameter (MLD) mm	1.96 ± 0.32
% Diameter Stenosis	22.3 ± 9.4
Change in % Diameter Stenosis	5.2 ± 11.4
Late Lumen Loss (LLL) mm[2]	0.12 ± 0.33
Binary Restenosis[3]	2.8%

[1]RVD reported using Internormal values; [2]Trial primary performance endpoint; [3]Trial secondary performance endpoint (binary restenosis = >50% lumen diameter stenosis). [4]Data is based on per protocol population criteria revised to be consistent with proposed Virtue ISR-US pivotal study population.

Demonstrated Preliminary Safety Data with Low Safety Event Rates Out to 3 Years[2]


30 days
1-year
3-years
Event Rates (%)
0%
0%
2.8%
Cardiac Death
0%
0%
0%
TV-MI
0%
2.8%
2.8%
TLR
0%
2.8%
5.6%
TLF

20 | Corporate Presentation Q4 2023

[1]Verheye et al. JACC Cardiovasc Interv 2017 Oct 23;10(20):2029-2037. DOI: 10.1016/j.jcin.2017.06.021. [2]Granada 3-Year Clinical Results TCT 2018. 3-Year SABRE Trial Clinical Report on file. ***Definitions:*** Target lesion failure (TLF), late lumen loss (LLL), target lesion revascularization (TLR) and Myocardial Infarction (MI).

Orchestra BioMed™

21 Lead program, BackBeat CNT (AVIM therapy) positioned to enter global pivotal trial by end of 2023 with strong strategic partner ▪ 70% of pacemaker patients also have hypertension, equating to an addressable annual market opportunity of approximately 750,000 patients worldwide valued at over $2 billion ▪ Medtronic is the ideal partner as the global leader in cardiac pacing therapies ▪ Orchestra BioMed has a substantial royalty - based revenue sharing interest in future commercial sales and is expected to receive between $500 - 1600 for each AVIM - enabled pacemaker sold ▪ Significant follow - on market opportunity in other targeted high - risk populations Pipeline program, Virtue SAB represents a highly differentiated solution for a significant established market , with strong strategic partner and an approved IDE for pivotal study in lead coronary indication Novel business model provides pathway for pipeline expansion and additional strategic collaborations Expected cash runway into 2H 2026 , beyond target reporting of top - line data readout for BACKBEAT study Key Takeaways and Strategic Priorities | Corporate Presentation Q4 2023

Bringing Medical Innovations to Life Through Partnerships 22 | Corporate Presentation Q 4 2023